UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2021

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On December 17, 2021, Praxis Precision Medicines, Inc. (the “Company”) held its previously announced 2021 Movement Disorder Day. A copy of the slide presentation for the Movement Disorder Day, which has been made available through the Events & Presentations page of the Investors + Media section of the Company’s website, is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”).

The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any of it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The Company is providing the following update regarding the open-label stage of the Phase 2a clinical trial of PRAX-944 (“Study 221, Part A & Part B”) for the treatment of essential tremor (“ET”):

As of December 10, 2021, 19 patients had enrolled and received treatment in Study 221, seven patients in Part A and 12 patients in Part B, including patients who discontinued from the trial. PRAX-944 was observed to be well-tolerated in Study 221, with all treatment-emergent adverse events (“TEAEs”) considered to be mild to moderate. The most common TEAEs reported by ≥ two participants were dizziness, headache and cognitive disorder. Four patients who completed Part B down titrated to a lower dose of PRAX-944 and five patients total, one in Part A and four in Part B, discontinued drug treatment due to mild or moderate TEAEs.

The Company previously reported topline efficacy results from Part A. As of December 10, 2021, preliminary efficacy data from nine patients in Part B showed a reduction in ET symptoms as measured by The Essential Tremor Rating Assessment Scale Combined Upper Limb and the Activities of Daily Living (“ADL”) and Modified ADL scales. The Company expects to announce topline open-label and placebo-controlled, randomized withdrawal results from Part B of this trial in the first half of 2022.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Copy of Praxis Precision Medicines, Inc. presentation slides dated December 17, 2021 (furnished herewith)

104	Cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: December 17, 2021	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer